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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): January 28, 2004


                             MITY ENTERPRISES, INC.
            (Exact name of registrant as specified in its charter)

        Utah                       0-23898                      87-0448892
  (State or other                (Commission                 (I.R.S. Employer
   jurisdiction                  File Number)                 Identification
 of incorporation)                                                 No.)


                              1301 West 400 North
                               Orem, Utah 84057
               (Address of principal executive offices, zip code)

      Registrant's telephone number, including area code:  (801) 224-0589



                                        N/A
         (Former name or former address, if changed since last report)

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                            MITY ENTERPRISES, INC.

                                    INDEX


     Item 5.  Financial Statements and Exhibits . . . . . . . . . . . 3

     Item 7.  Results of Operations and Financial Condition . . . . . 3

     Signature. . . . . . . . . . . . . . . . . . . . . . . . . . . . 3


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On January 28, 2004, the Company issued the press release attached hereto as Exhibit 99.


ITEM 7.  EXHIBITS.

(c) Exhibits


          99  Press Release dated January 28, 2004





                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MITY ENTERPRISES, INC.


Date: January 28, 2004                   /s/ Paul R. Killpack
                                          -------------------------------
                                          Paul R. Killpack
                                          Chief Financial Officer
                                          (Principal Financial and
                                          Accounting Officer)